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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           March 15, 2002
                                                --------------------------------

                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       Delaware                               0-20190                              14-1673067
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(State or other jurisdic-                   (Commission                          (IRS Employer
 tion of incorporation)                     File Number)                       Identification No.)

       2165 Technology Drive, Schenectady, New York                            12308
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        (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported on Form 8K, Authentidate Holding Corp. ("AHC") acquired the outstanding stock of Authentidate International, AG previously held by two other shareholders. Prior to the acquisition, AHC, through its subsidiary owned 39% of the oustanding stock of Authentidate AG. As a result of the acquisition, AHC now owns 100% of Authentidate AG.

         Pursuant to the Stock Purchase Agreement dated as of March 4, 2002, AHC issued an aggregate of 1,402,500 shares of its common stock to the sellers, and also issued 100,000 common stock warrants with an exercise price of $5.00 per share. In addition, the sellers returned 250,000 common stock warrants previously held by them to purchase AHC at an exercise price of $8.03 per share.

         The parties completed the transaction effective on March 15, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         This Amendment No.1 to Report on Form 8K has been filed to include the following Financial Statements and Pro Forma Financial Statements, as required by Regulation SX and Form 8K.

(a)(b)   Financial Statements and Pro Forma Financial Information

         Pursuant to Item 7 of Form 8-K, the following financial statements are filed herewith:

         99.1 Audited Financial Statements of Authenticate Internationale AG as of June 30,2001 with Auditors' Report of Deloitte & Touche GmbH including notes thereto.

         99.2 Unaudited Balance Sheet of Authenticate Internationale AG as of December 31, 2001, Profit & Loss Account for the six months ended December 31, 2001 including notes thereto.

         b.       Pro Forma Financial information.

         Pursuant to Item 7 of Form 8-K, the Company has annexed hereto the Pro Forma financial information including the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001, the unaudited Pro Forma Consolidated Statements of Operations for the year ended June 30, 2001 and the six months ended December 31, 2001 and the notes to the Unaudited Pro Forma Consolidated Financial Statements.

         99.3     Pro Forma Financial Information


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(c)      Exhibits

         23.1 Consent of DeLoitte & Touche gmbH, independent auditors of Authenticate International AG, with respect to the fiscal year ended June 30, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2002                         AUTHENTIDATE HOLDING CORP.
                                           (Registrant)

                                           By /s/ Dennis H. Bunt
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                                           Dennis H. Bunt
                                           Chief Financial Officer


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